                                       The Brazilian
                                       Equity Fund, Inc.
                                       .......................................
                                       SEMI-ANNUAL REPORT
                                       SEPTEMBER 30, 1999

 CONTENTS

Letter to Shareholders.................................... 1

Portfolio Summary......................................... 7

Schedule of Investments................................... 8

Statement of Assets and Liabilities.......................10

Statement of Operations...................................11

Statement of Changes in Net Assets........................12

Financial Highlights......................................13

Notes to Financial Statements.............................14

Results of Annual Meeting of Shareholders.................18

Description of InvestLink-SM- Program.....................19

Recent Developments.......................................22

PICTURED ON THE COVER IS A SCENIC VIEW OF RIO DE JANEIRO, BRAZIL.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
                                                                November 5, 1999
DEAR SHAREHOLDER:
I am writing to report on the activities of The Brazilian Equity Fund, Inc. (the "Fund") for the six months ended September 30, 1999.
The Fund successfully completed its initial offering on April 10, 1992 and began operations with a net asset value ("NAV") of $13.79 per share. At September 30, 1999, total net assets were $30,407,924.
According to its charter, the Fund's investment objective is to achieve long-term capital appreciation via investment in equity securities of Brazilian issuers. These securities may be listed on stock exchanges either in Brazil or elsewhere, notably New York.
PERFORMANCE
The Fund's NAV at September 30, 1999 was $4.91 per share, compared to $4.98 per share at March 31, 1999. As a result, the Fund's total return (based on NAV) during the six months ended September 30, 1999 was -1.41%. By contrast, the Morgan Stanley Capital International Brazil Index (the "Index")+ returned 2.57% in the same period.
The Fund underperformed its Index benchmark primarily due to exposure to two industry sectors:
FOREST PRODUCTS/PAPER. We generally chose to underweight (I.E., relative to the Index) economically sensitive sectors like forest products/paper because we saw greater opportunities available among the shares of growth-oriented companies. This proved unsuccessful, as forest products/paper was the strongest sector in the Brazilian market during the fiscal six-month period.
TELECOMMUNICATIONS. One of the largest holdings in the Fund was Telecomunicacoes de Sao Paulo S.A. ("Telesp"), the telecommunications service provider for the Sao Paulo region, whose fundamentals we have long considered especially positive. Telesp shares significantly underperformed the overall Brazilian telecom sector due to widespread perceptions that its major investor, Telefonica de Espana ("Telefonica"), was mistreating minority shareholders.
In recent weeks, we have meaningfully reduced the Fund's position in Telesp and diversified telecom exposure by raising positions in other companies not affiliated with Telefonica.
On the positive side, our sector allocation decisions were most effective in electric utilities, which underperformed and we chose to underweight; and merchandising, which performed well and benefited both from our overweight and good stock selection.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

BRAZILIAN EQUITIES: A BULL IN 2000?
Observing Brazil's mostly successful struggle toward economic recovery since my last report has been much like watching two highly motivated boxers step into the ring and take each other's measure.
In one corner stands the champion of the status quo, seconded by anti-reform elements within the government, the judiciary and the general population. In the other awaits the champion of moderate economic recovery, seconded most visibly by President Cardoso and Finance Minister Pedro Malan. Refereeing the match, and ever-ready to separate the combatants should things get out of hand is, of course, the International Monetary Fund ("IMF").
As the bout progressed through the April-June period, it looked like moderate economic recovery had little chance. Low commodity prices and generally unavailable export financing were undermining the possibility of achieving the key trade surplus targeted by the IMF for 1999. Loose fiscal policy made it appear that the government was returning to its free-spending ways of years past. And President Cardoso's popularity was very much on the ropes, driven there by high unemployment, widespread recession, a bit of scandal and wholesale economic uncertainty.
As the bell rang for the July-September period, however, moderate economic recovery got a much-needed second wind and came roaring back. President Cardoso fired a cabinet minister--and close personal friend, incidentally--who had verbally and very visibly attacked Malan, thereby sending an unambiguous message that dissent within the ranks would not be tolerated. Furthermore, in the face of considerable public opposition, the President reiterated his commitment to fiscal reform. Largely as a result, Brazil's perceived country risk among investors began to decline.
The Central Bank did its part as well, slashing interest rates from 45% in March to 19% as of the end of September. The government confounded its numerous critics when preliminary numbers indicated that the nation was on track to reach its third-quarter target of a primary fiscal surplus of R$23.8 billion. The proposed new budget was thought to be "reasonable" (or at least better than expected) with regard to cutting costs and increasing revenues. Perhaps most important for the Fund, attractively low valuations among Brazilian equities began to entice domestic and international investors back into the country's liquidity-starved equity market.
All was not rosy, to be sure. At the end of September, the Federal Supreme Court dealt a low blow to the government's efforts to reform the bloated pension system when it ruled that legislation that essentially would have taxed certain public-sector retiree benefits was unconstitutional. Had the legislation stood, it would have been a good start at lessening a major fiscal burden. As a result, the government now must step into unpopular waters as it seeks to further cut public spending, raise taxes, or perform some particularly tricky fiscal footwork in order to meet the IMF's fiscal targets for the year.
On the whole, however, there are ample signs that the champion of moderate economic recovery will carry the day as we move into the year 2000, so much so that I think there is the possibility of--dare I say it?--a bull market in Brazil next year.

--------------------------------------------------------------------------------
   2

LETTER TO SHAREHOLDERS

THE PORTFOLIO: STRATEGY AND STRUCTURE
TOP 10 HOLDINGS, BY ISSUER*

                                                          % OF
     HOLDING                  SECTOR                   NET ASSETS
     -------                  ------                   ----------
1.   Petrobras                Oil & Natural Gas           17.2
2.   Telesp                   Telecommunications          11.9
3.   Eletrobras               Utilities                    6.9
4.   CVRD                     Mining                       6.6
5.   Banco Itau               Banking                      6.3
6.   Telebras                 Telecommunications           4.8
7.   Brahma                   Food & Beverages             4.7
8.   Bradesco                 Banking                      4.3
9.   CBD                      Food & Beverages             4.2
10.  Caemi                    Mining                       3.7
                                                          ----
     Total                                                70.6
                                                          ====

------------------
* Company names are abbreviations of those found in the chart on page 7.
               SECTOR ALLOCATION
                (% of net assets)
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

SECTOR ALLOCATION (% OF NET ASSETS)
Cash & Other Assets                   3.44%
Other*                                8.02%
Banking                              12.45%
Electric Distribution                 6.10%
Food & Beverages                      8.92%
Mining                               10.29%
Oil & Natural Gas                    17.17%
Telecommunications                   22.48%
Utilities                             8.73%
Retail                                2.40%

--------------
* "Other" includes sectors below 2% of net assets.
In recent months, I have reconfigured the portfolio as follows:
- I reduced the extent of the Fund's overweight exposure to metals and mining shares, which tend to perform well when the REAL is weak, but less well when it strengthens (as I expect it will shortly). In particular, I reduced exposure to Companhia Vale do Rio Doce ("CVRD"). Although I still like the company, I also think that it would be more productive at this time to redeploy some of the assets previously invested in it elsewhere.
- The same sentiment led me to shift from an overweight stance to an underweight in electric utilities.
- I raised exposure to banks, which should benefit both if reserve requirements continue to fall and as loan activity picks up.
- I increased exposure (albeit belatedly) to the forest products/paper sector, which stands to gain from the imminent recovery in the world's major export markets.
- I shifted from an underweight to an overweight in the telecommunications sector, which has demonstrated markedly positive earnings momentum in recent months. Here, I especially like fixed-line companies.
I intend to remain fully invested in Brazil as year-end approaches, as it will be difficult to time the bottom of the market. Current valuations are very attractive, and I believe that downside potential is limited. If--as I anticipate--economic growth picks up, corporate earnings improve and interest rates continue to decline, then equity prices should rise accordingly.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

OUTLOOK: GROWTH ON THE HORIZON

Metaphorically speaking, Brazil is much like a garden that has lain fallow since the emerging markets crisis of 1997 and 1998. Now, having been harrowed by adversity and fertilized by the IMF, it requires only a bit of sunlight and warmth to burst into bloom. That such encouragement will be forthcoming as we move toward a new year is, if not certain, increasingly likely.

There is much to suggest that good times are just around the corner for Brazilian equities:

ECONOMIC GROWTH. Driven by lower real interest rates and a recovery in exports, I expect to see positive economic growth in Brazil during this year's fourth quarter and 3.5% growth in 2000 (vs. estimates of --0.3% growth in 1999). Monthly consumer interest rates have fallen to 5% from 7% over the past two months, the lowest such levels since early 1997. As rates fall, the probable result will be higher demand for durable goods and increased lending activity by banks that had all but abandoned local markets.

PROBABLE CURRENCY REBOUND. At present, the Brazilian REAL is undervalued by about 30%, with very limited downside potential from this depressed level. Most economists are expecting the currency to appreciate in the year 2000 as the overall economy begins to heat up.

IMPROVING INVESTOR SENTIMENT. Sentiment both among local and international investors has been--and still is--very negative for the most part with regard to emerging markets, particularly Latin America. I expect this to change shortly. Domestic interest rates should continue to fall in 2000, which should encourage local investors to remain invested in (and, perhaps, to increase their exposure to) their equity market. Moreover, over the next six to 12 months, I am confident that international fund flows will be positive and that global funds will increase their exposure to emerging markets generally, and Mexico and Brazil specifically.

CARDOSO'S POPULARITY. President Cardoso is currently displaying the strong leadership that is required if difficult fiscal policies are to be implemented. Perhaps because of this, his popular support, which had fallen to record lows this year, has recently stabilized. It should pick up significantly as the economy improves, perhaps enough to enable him to force through additional needed reforms.

As always, one must be cautious when approaching Brazilian equities. Should the recent U.S. market decline persist, there undoubtedly will be trouble south of the border and elsewhere in the developing world. The proposed Fiscal Responsibility Law may fail to pass, Brazil's judiciary could continue to paralyze the reform process, Y2K could cause unexpected disruptions, and so on. There are a number of such scenarios available to the negatively inclined. I, for one, am not among the latter group.

--------------------------------------------------------------------------------
   4

LETTER TO SHAREHOLDERS

As we head into the final months of this year and this century, I am optimistic about Brazil's investment potential and look forward to seeing its return as one of the leading lights of the emerging markets universe.

Respectfully,

/s/ Richard W. Watt
Richard W. Watt
President and Chief Investment Officer*

--------------------------------------------------------------------------------
+ The Morgan Stanley Capital International Brazil Index is an unmanaged index (with no defined investment objective) of Brazilian equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc.

* Richard W. Watt, who is a Managing Director of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. He joined CSAM on August 2, 1995. Mr. Watt formerly was associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. In this capacity, he led a team of four portfolio managers and was manager of a closed-end fund focusing on smaller Latin American companies. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a Director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is President, Chief Investment Officer and a Director of the Fund. He also is President, Chief Investment Officer and a Director of The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc. and The Portugal Fund, Inc. Effective November 9, 1999, Emily Alejos replaced Richard W. Watt as Chief Investment Officer of The Brazilian Equity Fund, Inc., The Latin America Equity Fund, Inc. and The Latin America Investment Fund, Inc. Effective
October 15, 1999, Richard W. Watt no longer serves as a Director to The Portugal Fund, Inc.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

 I. Effective January 12, 1999, the Fund's investment adviser, BEA Associates, changed its name to Credit Suisse Asset Management, LLC ("CSAM"). In making the announcement, the firm said that it expected the new name to enhance its recognition as a global asset manager. CSAM is the investment division of Credit Suisse Group, one of the world's largest financial organizations, with $600 billion in assets under management.

 II. We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program known as the InvestLink-SM- Program ("the Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program is described on pages 19 through 21 of this report.

 III. Many services provided to the Fund and its shareholders by CSAM and the Fund's service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with resulting potential difficulty in performing various calculations (the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Fund operations.

    CSAM recognizes the importance of the Year 2000 Issue and is taking appropriate steps necessary in preparation for the year 2000. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund, nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Fund's investments or on global markets or economies, generally.

    CSAM anticipates that its systems will be adapted in time for the year 2000. CSAM is seeking assurances that comparable steps are being taken by the Fund's other major service providers. CSAM will be monitoring the Year 2000 Issue in an effort to ensure appropriate preparation.

--------------------------------------------------------------------------------
   6

--------------------------------------------------------------------------------

THE BRAZILIAN EQUITY FUND, INC.

PORTFOLIO SUMMARY - AS OF SEPTEMBER 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       AS A PERCENT OF NET ASSETS
                                                   SEPTEMBER 30, 1999  MARCH 31, 1999
Banking                                                         12.45            7.84
Electric Distribution                                            6.10            6.62
Electric Generation                                                 0            3.07
Food & Beverages                                                 8.92            8.24
Mining                                                          10.29           10.52
Oil & Natural Gas                                               17.17            7.16
Retail                                                           2.40            5.47
Telecommunications                                              22.48           21.18
Utilities                                                        8.73           14.28
Other                                                            8.02            2.46
Cash and Other Assets                                            3.44           13.16

 TOP 10 HOLDINGS, BY ISSUER

                                                                                                     Percent of
     Holding                                                                Sector                   Net Assets
---------------------------------------------------------------------------------------------------------------
 1.  Petroleo Brasileiro S.A.                                         Oil & Natural Gas                17.2
---------------------------------------------------------------------------------------------------------------
 2.  Telecomunicacoes de Sao Paulo S.A.                               Telecommunications               11.9
---------------------------------------------------------------------------------------------------------------
 3.  Centrais Eletricas Brasileiras S.A.                                  Utilities                     6.9
---------------------------------------------------------------------------------------------------------------
 4.  Companhia Vale do Rio Doce                                             Mining                      6.6
---------------------------------------------------------------------------------------------------------------
 5.  Banco Itau S.A.                                                       Banking                      6.3
---------------------------------------------------------------------------------------------------------------
 6.  Telecomunicacoes Brasileiras S.A.                                Telecommunications                4.8
---------------------------------------------------------------------------------------------------------------
 7.  Companhia Cervejaria Brahma                                       Food & Beverages                 4.7
---------------------------------------------------------------------------------------------------------------
 8.  Banco Bradesco S.A.                                                   Banking                      4.3
---------------------------------------------------------------------------------------------------------------
 9.  Companhia Brasileira de Distribuicao Grupo Pao de Acucar          Food & Beverages                 4.2
---------------------------------------------------------------------------------------------------------------
10.  Caemi Mineracao e Metalurgia S.A.                                      Mining                      3.7
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-96.56%
 BANKING-12.45%
Banco Bradesco S.A. PN..................   272,841,000   $ 1,305,602
Banco Itau S.A. PN......................    36,718,420     1,911,920
Uniao de Bancos Brasileiros S.A. GDR....        32,200       569,538
                                                         -----------
                                                           3,787,060
                                                         -----------
 CHEMICALS-1.42%
S.A. White Martins ON...................     1,078,000       432,210
                                                         -----------
 CONSUMER GOODS-1.06%
Dixie Toga S.A. PN*.....................     1,768,539       322,306
                                                         -----------
 ELECTRIC DISTRIBUTION-6.10%
Companhia Energetica de Minas Gerais
 PN.....................................    73,300,372     1,106,853
Companhia Paulista de Forca e Luz PN,
 Pro Rata Receipts*+....................        58,876         3,624
Espirito Santo Centrais Eletricas
 S.A.*..................................        16,800       743,556
                                                         -----------
                                                           1,854,033
                                                         -----------
 FOOD & BEVERAGES-8.92%
Brazil Fast Food Corp., Warrants
 (expiring 9/30/01)+....................       250,000         7,500
Companhia Brasileira de Distribuicao
 Grupo Pao de Acucar GDR................        64,309     1,274,122
Companhia Cervejaria Brahma PN..........     2,369,220     1,429,797
                                                         -----------
                                                           2,711,419
                                                         -----------
 MINING-10.29%
Caemi Mineracao e Metalurgica S. A.
 PN.....................................    30,320,000     1,120,916
Companhia Vale do Rio Doce ADR..........        26,220       553,087
Companhia Vale do Rio Doce PNA..........        68,340     1,455,405
                                                         -----------
                                                           3,129,408
                                                         -----------
                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 OIL & NATURAL GAS-17.17%
Petroleo Brasileiro S.A.................       101,300   $ 1,552,662
Petroleo Brasileiro S.A. PN.............    24,543,791     3,667,830
                                                         -----------
                                                           5,220,492
                                                         -----------
 PAPER PRODUCTS-1.04%
Aracruz Celulose S.A. ADR...............        15,200       317,300
                                                         -----------
 RETAIL-2.40%
Lojas Americanas S.A. PN................   252,827,227       315,952
Sao Carlos Empreendimentos PN...........   252,827,227       414,687
                                                         -----------
                                                             730,639
                                                         -----------
 STEEL-1.51%
Companhia Siderurgica Nacional ON.......    18,240,000       460,630
                                                         -----------
 TELECOMMUNICATIONS-22.48%
Celular Crt. Participacoes PN...........     4,849,014       530,223
Companhia Riograndense de
 Telecomunicacoes PNA...................     4,849,014     1,085,745
Embratel Participacoes S.A. ADR.........         9,500       108,656
Telecomunicacoes Brasileiras S.A. ADR...        19,600     1,468,775
Telecomunicacoes de Minas Gerais S.A.
 PNB....................................        56,352         1,256
Telecomunicacoes de Sao Paulo S.A. PN...    27,832,167     2,465,839
Tele Nordeste Celular Participacoes
 S.A....................................    14,900,000        16,681
Telemig Celular S.A. PNC+...............        56,352           531
Telesp Celular Participacoes S.A........     1,100,000         6,174
Telesp Participacoes S.A................     9,200,000        95,808
Telesp Participacoes S.A. ADR...........        67,000     1,055,250
                                                         -----------
                                                           6,834,938
                                                         -----------
 TEXTILES-1.18%
Wembley Sociedade Anonima S.A. PN*......   172,000,000       358,240
                                                         -----------
 TOBACCO-1.81%
Souza Cruz S.A. ON......................        90,000       549,232
                                                         -----------

--------------------------------------------------------------------------------
   8

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 UTILITIES-8.73%
Centrais Eletricas Brasileiras S.A......        68,200   $   577,224
Centrais Eletricas Brasileiras S.A.
 PNB....................................    90,103,117     1,529,478
Companhia Paranaense de Energia ADR.....        83,600       548,625
                                                         -----------
                                                           2,655,327
                                                         -----------

TOTAL INVESTMENTS-96.56%
 (Cost $38,905,990) (Notes A,D)........................   29,363,234
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES-3.44%...
                                                           1,044,690
                                                         -----------
NET ASSETS-100.00%.....................................  $30,407,924
                                                         ===========

----------------------------------------------------------
*    Not a readily marketable security.
+    Security is non-income producing.
ADR  American Depositary Receipts.
GDR  Global Depositary Receipts.
ON   Ordinary Shares.
PN   Preferred Shares.
PNA  Preferred Shares, Class A.
PNB  Preferred Shares, Class B.
PNC  Preferred Shares, Class C.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE BRAZILIAN EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - SEPTEMBER 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost $38,905,990)
 (Note A)...............................     $29,363,234
Cash (including $630,404 of foreign
 currency with a cost of $630,285) (Note
 A).....................................       1,456,073
Receivables:
  Investments sold......................       1,237,273
  Dividends.............................         512,900
Prepaid expenses........................          10,653
                                             -----------
Total Assets............................      32,580,133
                                             -----------

 LIABILITIES
Payables:
  Investments purchased.................       1,875,050
  Investment advisory fee (Note B)......          76,232
  Administration fees (Note B)..........          10,574
  Other accrued expenses................         210,353
                                             -----------
Total Liabilities.......................       2,172,209
                                             -----------
NET ASSETS (applicable to 6,190,441
 shares of common stock outstanding)
 (Note C)...............................     $30,407,924
                                             ===========

NET ASSET VALUE PER SHARE
($30,407,924  DIVIDED BY 6,190,441).....           $4.91
                                             ===========

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 6,190,441 shares issued and outstanding
 (100,000,000 shares authorized)........     $     6,190
Paid-in capital.........................      81,636,497
Undistributed net investment income.....          97,516
Accumulated net realized loss on
 investments and foreign currency
 transactions...........................     (41,634,491)
Net unrealized depreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currency.......................      (9,697,788)
                                             -----------
Net assets applicable to shares
 outstanding............................     $30,407,924
                                             ===========

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   10

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999
(UNAUDITED)
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................  $ 603,494
  Interest..............................     42,052
  Less: Foreign taxes withheld..........    (79,247)
                                          ---------
  Total Investment Income...............    566,299
                                          ---------
Expenses:
  Investment advisory fees (Note B).....    216,296
  Audit and legal fees..................     71,919
  Custodian fees (Note B)...............     40,783
  Accounting fees.......................     38,104
  Printing..............................     35,136
  Directors' fees.......................     25,620
  Administration fees (Note B)..........     21,145
  Transfer agent fees...................     14,640
  NYSE listing fee......................      8,107
  Insurance.............................      4,359
  Other.................................     12,810
  Brazilian taxes (Note A)..............     35,936
                                          ---------
  Total Expenses........................    524,855
  Less: Fee waivers (Note B)............    (56,072)
                                          ---------
    Net Expenses........................    468,783
                                          ---------
  Net Investment Income.................     97,516
                                          ---------

 NET REALIZED AND UNREALIZED LOSS ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized gain/(loss) from:
  Investments...........................    333,119
  Foreign currency related
   transactions.........................   (196,860)
Net change in unrealized depreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currency........   (686,047)
                                          ---------
Net realized and unrealized loss on
 investments and foreign currency
 related transactions...................   (549,788)
                                          ---------
NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................  $(452,272)
                                          =========

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                             For the Six Months
                                                   Ended            For the Fiscal
                                             September 30, 1999       Year Ended
                                                (unaudited)         March 31, 1999
                                             -------------------------------------
 DECREASE IN NET ASSETS
Operations:
  Net investment income.................        $    97,516          $    276,569
  Net realized gain/(loss) on
   investments and foreign currency
   related transactions.................            136,259           (33,508,285)
  Net change in unrealized depreciation
   in value of investments and
   translation of other assets and
   liabilities denominated in foreign
   currency.............................           (686,047)           (1,015,846)
                                                -----------          ------------
    Net decrease in net assets resulting
     from operations....................           (452,272)          (34,247,562)
                                                -----------          ------------
Dividends and distributions to
 shareholders:
  Net investment income.................                 --              (276,569)
  In excess of net investment income....                 --              (509,484)
                                                -----------          ------------
    Total dividends and distributions to
     shareholders.......................                 --              (786,053)
                                                -----------          ------------
Capital share transactions:
  Cost of 36,900 and 337,500 shares
   repurchased, respectively
   (Note G).............................           (158,116)           (1,308,366)
                                                -----------          ------------
    Total decrease in net assets........           (610,388)          (36,341,981)
                                                -----------          ------------

 NET ASSETS
Beginning of period.....................         31,018,312            67,360,293
                                                -----------          ------------
End of period...........................        $30,407,924*         $ 31,018,312
                                                ===========          ============
------------------
* Includes undistributed net investment income of $97,516.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   12

--------------------------------------------------------------------------------

THE BRAZILIAN EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                  For the Six                                                                     For the Period
                                 Months Ended                                                                     April 10, 1992*
                                 September 30,                For the Fiscal Years Ended March 31,                    through
                                     1999       ----------------------------------------------------------------     March 31,
                                  (unaudited)     1999         1998      1997         1996      1995      1994         1993

                                   ----------------------------------------------------------------------------------------------
   PER SHARE OPERATING
   PERFORMANCE
  Net asset value, beginning of
    period.....................       $4.98      $10.26       $17.96     $14.18      $13.02    $20.80    $11.83         $13.79**
                                    -------     -------      -------   --------     -------   -------   -------        -------
  Net investment
    income/(loss)..............        0.02++      0.04++       0.03       0.10+       0.06     (0.12)    (0.04)          0.06
  Net realized and unrealized
    gain/(loss) on investments
    and foreign currency
    related transactions.......       (0.09)++    (5.23)++     (2.76)      5.69+       3.32++   (3.80)     9.09          (1.99)
                                    -------     -------      -------   --------     -------   -------   -------        -------
  Net increase/(decrease) in
    net assets resulting from
    operations.................       (0.07)      (5.19)       (2.73)      5.79        3.38     (3.92)     9.05          (1.93)
                                    -------     -------      -------   --------     -------   -------   -------        -------
  Dividends and distributions
    to shareholders:
    Net investment income......          --       (0.04)       (0.02)     (0.02)         --        --     (0.08)         (0.03)
    In excess of net investment
      income...................          --       (0.08)          --         --          --     (0.03)       --             --
    Net realized gains on
      investments..............          --          --        (4.91)        --       (2.22)    (3.83)       --             --
    In excess of net realized
      gains on investments.....          --          --        (0.04)        --          --        --        --             --
                                    -------     -------      -------   --------     -------   -------   -------        -------
  Total dividends and
    distributions to
    shareholders...............          --       (0.12)       (4.97)     (0.02)      (2.22)    (3.86)    (0.08)         (0.03)
                                    -------     -------      -------   --------     -------   -------   -------        -------
  Anti-dilutive impact due to
    shares of beneficial
    interest repurchased.......          --        0.03           --         --          --        --        --             --
  Dilution due to capital share
    rights offering............          --          --           --      (1.99)         --        --        --             --
                                    -------     -------      -------   --------     -------   -------   -------        -------
  Net asset value, end of
    period.....................       $4.91       $4.98       $10.26     $17.96      $14.18    $13.02    $20.80         $11.83
                                    =======     =======      =======   ========     =======   =======   =======        =======
  Market value, end of
    period.....................      $4.125      $4.313       $8.375     $14.50     $13.875    $14.75    $19.00         $11.25
                                    =======     =======      =======   ========     =======   =======   =======        =======
  Total investment return(a)...       (4.35)%    (46.87)%      (5.55)%     4.67%(b)    8.85%    (6.79)%   69.55%        (19.16)%
                                    =======     =======      =======   ========     =======   =======   =======        =======
   RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period
    (000 omitted)..............     $30,408     $31,018      $67,360   $117,887     $65,696   $60,156   $95,820        $54,493
  Ratio of expenses to average
    net assets, net of fee
    waivers#...................        2.91%(c)    5.17%        2.07%      1.76%       1.76%     1.86%     2.05%          2.45%(c)
  Ratio of expenses to average
    net assets, excluding fee
    waivers....................        3.26%(c)    5.52%        2.42%      2.11%       2.11%     2.13%     2.05%          2.45%(c)
  Ratio of expenses to average
    net assets, net of fee
    waivers and excluding
    taxes......................        2.69%(c)    4.82%        1.72%      1.69%       1.76%     1.73%     2.02%          2.45%(c)
  Ratio of net investment
    income/(loss) to average
    net assets.................        0.61%(c)    0.66%        0.17%      0.39%       0.39%    (0.62)%   (0.28)%         0.61%(c)
  Portfolio turnover rate......          54%        137%         123%        74%         55%       69%       73%            50%

--------------------------------------------------------------------------------

 *   Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.16 per share.
++   Based on average shares outstanding.
 + Based on average shares outstanding from April 1, 1996 through August 16, 1996, the pricing date of the rights offering, and from August 17, 1996 through March 31, 1997.
++ Includes a $0.01 per share increase to the Fund's net asset value per share resulting from the anti-dilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan in 1996.
 #   Ratios shown are inclusive of Brazilian transaction taxes, if any.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b) Assumes shareholder did not participate in the rights offering. The total investment return would have been 10.19% assuming the shareholder did participate in the rights offering.
(c)  Annualized.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Brazilian Equity Fund, Inc. (the "Fund") was incorporated in Maryland on February 10, 1992 and commenced investment operations on April 10, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the closing price quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. At September 30, 1999, the Fund held 4.70% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $6,089,753 and a fair value of $1,427,726. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At September 30, 1999, the interest rate was 4.70% which resets on a daily basis. Amounts on deposit are generally available on the same business day.
INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. federal income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

For U.S. federal income tax purposes, realized foreign currency losses and net realized capital losses from investments incurred after October 31, 1998, within the Fund's prior fiscal year, are deemed to arise on the first day of the current fiscal year. The Fund incurred and elected to defer such losses of $803,036 and $8,017,385, respectively.

At March 31, 1999, the Fund had a capital loss carryforward for U.S. federal income tax purposes of $31,370,209 which expires in 2007.

From January 23, 1997 through January 22, 1999, Brazil imposed a 0.20% CONTRIBUCAO PROVISORIA SOBRE MOVIMENTACAO FINANCIERA ("CPMF") tax that applied to most debit transactions carried out by financial institutions. Effective January 23, 1999, the CPMF tax expired and was reinstated on June 17, 1999 for a period of three years. The tax is assessed at a rate of 0.38% for the initial year and will drop to 0.30% for the remaining two years. There is no withholding tax on dividend

--------------------------------------------------------------------------------
   14

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
income except for dividends paid from a company's pre-1996 profits which are taxed at 15%. However, if a company pays a cash distribution termed as a "net worth value payment", such amounts are taxed at 15%.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currency.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

The Brazilian securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A significant proportion of the aggregate market value of equity

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
securities listed on the Brazilian Exchanges are held by a small number of investors and are not publicly traded. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

Investments in Brazil may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of Brazilian governmental supervision and regulation of its securities markets.

NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM"), formerly known as BEA Associates, serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, CSAM receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.35% of the first $100 million of the Fund's average weekly net assets and 1.05% of the Fund's average weekly net assets in excess of $100 million. CSAM has agreed to waive its portion of the advisory fee previously payable to former sub-advisers, equal to an annual rate of 0.35% of the Fund's average weekly net assets. For the six months ended September 30, 1999, CSAM earned $216,296 for advisory services, of which CSAM waived $56,072. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund. For the six months ended September 30, 1999, CSAM was reimbursed $5,124 for administrative services rendered to the Fund.

BankBoston, N.A., Sao Paulo ("BBNA") serves as the Fund's Brazilian administrator. BBNA is paid for its services, out of the custody fee payable to Brown Brothers Harriman & Co., the Fund's accounting agent and custodian, a quarterly fee based on an annual rate of 0.12% of the average month-end assets of the Fund held in Brazil. For the six months ended September 30, 1999, BBNA earned $20,328 for administrative services.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the six months ended
September 30, 1999, BSFM earned $16,021 for administrative services.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 6,190,441 shares outstanding at September 30, 1999, CSAM owned 7,169 shares.

NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at September 30, 1999 was $39,757,422. Accordingly, the net unrealized depreciation of investments (including investments denominated in foreign currency) of $10,394,188, was composed of gross appreciation of $2,054,392 for those investments having an excess of value over cost and gross depreciation of $12,448,580 for those investments having an excess of cost over value.

For the six months ended September 30, 1999, purchases and sales of securities, other than short-term obligations, were $18,546,493 and $15,726,881, respectively.

NOTE E. CREDIT AGREEMENT

The Fund, along with 10 other U.S. regulated investment companies for which CSAM serves as investment adviser, had a credit agreement with BankBoston, N.A. The agreement provided that each fund was permitted to borrow an amount equal to the lesser of $25,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate

--------------------------------------------------------------------------------
   16

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
outstanding principal amount of all loans to any of the 11 funds exceed $25,000,000. The line of credit bore interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The Fund had no amounts outstanding under the credit agreement for the six months ended September 30, 1999. The above credit agreement was terminated as of June 30, 1999.

NOTE F. CONTINGENCIES

Currently, the Fund is a nominal defendant in a shareholder derivative and purported class action which alleges violations of the Federal securities laws and breach of fiduciary duty by the Fund's directors and investment adviser in connection with the Fund's July 1996 rights offering. By Opinion and Order dated April 6, 1998, the District Court granted a motion to dismiss the complaint in its entirety as to the class action claims and denied the motion to dismiss as to all other claims. On May 22, 1998, the directors created a special litigation committee of the Board composed of two newly-appointed disinterested directors who are not named parties in the Strougo Litigation for the purpose of considering the allegations raised in the Strougo Litigation. In December, 1998, the special litigation committee issued a report concluding that the claims had no merits and filed a motion to dismiss or, in the alternative, for summary judgement. In April 1999, the District Court adjourned the motion by the special litigation committee, pending further limited discovery by Mr. Strougo's attorneys. The District Court ordered that discovery be completed within 60 days from April 26, 1999 at which point the committee's motion to dismiss or, in the alternative, for summary judgement will be renewed. That period was subsequently extended without date, and the parties are in the process of concluding discovery. The costs of defending the directors in this matter are being advanced by the Fund pursuant to rights of indemnity set forth in the Fund's charter documents and are reflected in the Fund's operating expenses. The investment adviser may be entitled to similar advancement of expenses and rights of indemnity. Management believes that neither the outcome of this litigation nor the Fund's related indemnification obligations will have a material adverse effect on the financial position or future operating results of the Fund, although there can be no assurance to that effect.

NOTE G. SHARE REPURCHASE PROGRAM

On October 21, 1998, the Board of Directors authorized the repurchase by the Fund of up to 15% of the Fund's outstanding common stock, for the purposes of enhancing shareholder value. The Fund's Board has authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time and in a manner consistent with the Fund continuing to seek to achieve its investment objectives. The Board's actions were taken in light of the significant discounts at which the Fund's shares were trading. It is intended both to provide additional liquidity to those shareholders that elect to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintain their investment. The repurchase program is subject to review by the Board of Directors of the Fund. From October 21, 1998 through March 31, 1999, the Fund repurchased 337,500 of its shares for a total cost of $1,308,366 at a weighted average discount of 13.08% from net asset value. The premium/(discount) of individual repurchases ranged from 1.04% - (23.37%). For the six months ended September 30, 1999, the Fund repurchased 36,900 of its shares for a total cost of $158,116 at a weighted average discount of 14.14% from net asset value. The discount of individual repurchases ranged from 13.62% - 16.01%.

--------------------------------------------------------------------------------

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On July 27, 1999, the annual meeting of shareholders of The Brazilian Equity Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect four directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                     FOR          WITHHELD       NON-VOTES
----------------                                                  ---------       --------       ---------
James J. Cattano (three-year term)                                4,280,569       120,810        1,825,962
Robert J. McGuire (three-year term)                               4,256,624       144,755        1,825,962
William W. Priest, Jr. (three-year term)                          4,281,607       119,772        1,825,962
Miklos A. Vasarhelyi (two-year term)                              4,255,424       145,955        1,825,962

In addition to the directors re-elected at the meeting, Enrique R. Arzac, Peter A. Gordon, George W. Landau, Martin M. Torino and Richard W. Watt continue to serve as directors of the Fund.

(2) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the fiscal year ending March 31, 2000.

  FOR               AGAINST         ABSTAIN         NON-VOTES
  ---               -------         -------         ---------
  4,329,541         44,643          27,195          1,825,962

--------------------------------------------------------------------------------
   18

DESCRIPTION OF INVESTLINK-SM-* PROGRAM

The InvestLink-SM- Program is sponsored and administered by BankBoston, N.A., not by The Brazilian Equity Fund, Inc. (the "Fund"). BankBoston, N.A. will act as program administrator (the "Program Administrator") of the InvestLink-SM-Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

BankBoston, N.A., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant

--------------------------------------------------------------------------------
will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional Shares) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

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   20

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 969-3306; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: BankBoston, N.A.,

InvestLink Program, P.O. Box 8040, Boston, MA 02266-8040.

------------------------
*InvestLink is a service mark of Boston EquiServe Limited Partnership.

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                                                                           21

RECENT DEVELOPMENTS (UNAUDITED)

Recently, the Securities and Exchange Commission (the "SEC") amended
Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended (the "1934 Act") which governs The Brazilian Equity Fund, Inc.'s (the "Fund") use of discretionary proxy voting authority with respect to shareholder proposals that are not being included in the Fund's proxy solicitation material pursuant to Rule 14a-8 of the 1934 Act. Partly in connection thereto, the Fund's Board of Directors reviewed the By-laws of the Fund and made the following material changes: 1) the percentage of ownership needed for stockholders to request a special meeting has been increased from 25% to a majority of the outstanding capital stock of the Fund entitled to vote at such meeting; 2) the advance notice requirements applicable to stockholder proposals at annual meetings and for nominations by stockholders for election to the Board of Directors have been revised to reflect changes in Rule 14a-4(c); 3) the Board's ultimate authority concerning the reimbursement of the expenses of solicitation of proxies for the election of Directors has been clarified; and 4) the power to amend the By-laws is reserved to the Board of Directors. The Fund's By-laws are on file with the SEC and are accessible through the SEC web site (www.sec.gov) or may be obtained from the Secretary of the Fund upon request.

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   22

SUMMARY OF GENERAL INFORMATION

The Fund--The Brazilian Equity Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in Brazilian equity securities. The Fund is managed and advised by Credit Suisse Asset Management, LLC ("CSAM"), formerly known as BEA Associates. CSAM is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. CSAM manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of September 30, 1999, CSAM-Americas managed approximately $58.6 billion in assets.

SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "BrazilEF" and THE WALL STREET JOURNAL (daily) and BARRON'S (each Monday) under the designation "BrazEqtyFd". The Fund's New York Stock Exchange trading symbol is BZL. Weekly comparative net asset value (NAV) and market price information about The Brazilian Equity Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS
SINGLE COUNTRY
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)
The Portugal Fund, Inc. (PGF)

MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)
The Latin America Investment Fund, Inc. (LAM)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse Asset Management Strategic Global Income Fund, Inc. (CGF)

 ------------------------------------------------------------------------------
 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Brazilian Equity Fund, Inc. may from time to time purchase shares of its capital stock in the open market.
 ------------------------------------------------------------------------------

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
DIRECTORS AND CORPORATE OFFICERS

Dr. Enrique R. Arzac     Director

James J. Cattano         Director

Peter A. Gordon          Director

George W. Landau         Director

Robert J. McGuire        Director

Martin M. Torino         Director

Miklos A. Vasarhelyi     Director

William W. Priest, Jr.   Chairman of the Board of
                         Directors

Richard W. Watt          Director, President and
                         Chief Investment Officer

Emily Alejos             Investment Officer

Hal Liebes               Senior Vice President

Michael A. Pignataro     Chief Financial Officer
                         and Secretary

Rocco A. Del Guercio     Vice President

Robert M. Rizza          Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
One Citicorp Center
153 East 53rd Street
New York, NY 10022

ADMINISTRATOR

Bear Stearns Funds Management Inc.
575 Lexington Avenue
New York, NY 10022

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

BankBoston, N.A.
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019-6099

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The
financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon. It is not a prospectus,
circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in
this report.                                                              [LOGO]
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                                                                   3910-SAR-9/99